UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 14, 2006

RailAmerica, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32579	65-0328006
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5300 Broken Sound Blvd., N.W., Boca Raton, Florida		33487
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	561-994-6015

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.03 Material Modifications to Rights of Security Holders.

On November 14, 2006, the Board of Directors of RailAmerica, Inc. (the "Company") amended its 1998 Common Stock Purchase Rights Agreement (the "Rights Agreement") to provide that RR Acquisition Sub Inc., a Delaware corporation, RR Acquisition Holding LLC, a Delaware limited liability company, or any of their respective "Affiliates" or "Associates" (as such terms are defined in the Rights Agreement) would not be considered "Acquiring Persons," as that term is defined in the Rights Agreement.

Reference is made to the Fifth Amendment to Rights Agreement filed as Exhibit 4.17 hereto. The Fifth Amendment set forth in Exhibit 4.17 is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
Exhibit # Description
4.17 Fifth Amendment to 1998 Common Stock Purchase Rights Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RailAmerica, Inc.

November 20, 2006	By:	Michael J. Howe

Name: Michael J. Howe
Title: Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)

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Exhibit Index

Exhibit No.	Description

4.17	Fifth Amendment to 1998 Common Stock Purchase Rights Agreement